UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PROOFPOINT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 6, 2019.  Meeting Information  PROOFPOINT, INC.  Meeting Type: Annual Meeting  For holders as of: April 8, 2019  Date: June 6, 2019 Time: 11:00 AM PDT  Location:  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/PFPT2019.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit  www.virtualshareholdermeeting.com/PFPT2019 and be sure to have  the information that is printed in the box marked by the arrow  (located on the following page).  .  XXXX XXXX XXXX XXXX  PROOFPOINT, INC  892 ROSS DRIVE  SUNNYVALE, CA 94089  You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or  easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  E57018-P17491  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 23, 2019 to facilitate timely delivery.  How To Vote  E57019-P17491  Please Choose One of the Following Voting Methods  Vote By Internet:   Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/PFPT2019. Have the information that is printed in the box marked by  the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX

Voting Items  The Board of Directors recommends you vote FOR the following:  The Board of Directors recommends you vote 1 Year on the following proposal:  1. To elect three Class I directors of Proofpoint, Inc. to serve until the third annual meeting of  stockholders following this meeting and until  his successor has been elected and qualified or  until his earlier resignation or removal.  4. To recommend, on a non-binding advisory basis,  the frequency of future stockholder advisory  votes to approve the compensation of our named  executive officers.   Nominees:  The Board of Directors recommends you vote FOR  the following proposal:   1a. Scott Herren  5. To ratify the appointment of  PricewaterhouseCoopers LLP as our independent  registered public accounting firm for the fiscal  year ending December 31, 2019.   1b. Michael Johnson   1c. Richard Wallace  The Board of Directors recommends you vote FOR  the following proposals:  NOTE: Such other business as may properly come before  the meeting or any adjournment thereof.  2. To approve an amendment to our 2012 Equity  Incentive Plan to increase the number of shares of  stock authorized for issuance thereunder and to  make certain other changes to the plan.  3. To approve, on a non-binding advisory basis, the  compensation of our named executive officers.  E57020-P17491

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